                                                                      Exhibit 13

                           AIG Life Insurance Company

                          Variable Annuity Account One

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

STANDARDIZED AND HYPOTHETICAL PERFORMANCE SINCE INCEPTION

The Average Annual Total Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formulas:

              P (1 + T)(n)  =  ERV

              P = a hypothetical initial purchase payment of $1,000

              T = average annual total return for the period in question

              n = number of years

ERV = redeemable value (as of the end of the stated period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 5-year, or 10-year period in question (or fractional period thereof).

The formula assumes that: (1) all recurring fees have been charged to the contract owner's accounts; (2) all applicable non-recurring charges are deducted at the beginning of the period in question; and (3) there will be a complete redemption at the end of the period in question. The performance figures shown in the table above relate to the contract form containing the highest level of charges.

I.  VARIABLE ANNUITY ACCOUNT ONE:  STANDARDIZED 1-YEAR RETURNS

    CALCULATION OF ANNUAL RETURN

    Fund Value = 1000 (Ending Unit Value / Beginning Unit Value)

    Annual Return = (Fund Value / 1000) - 1

    UNIT VALUES - (not applicable)



                         Alliancebernstein   Alliancebernstein   Alliancebernstein   Alliancebernstein
                               Growth         Growth & Income      International       Premier Growth
                         -----------------   -----------------   -----------------   -----------------

Fund Value                         $654.60             $714.00             $780.90             $629.30
One Year Total Return              -34.54%             -28.60%             -21.91%             -37.07%
Period Years                          1.00                1.00                1.00                1.00


                                                                                     Alliancebernstein
                         Alliancebernstein   Alliancebernstein   Alliancebernstein       Worldwide
                              Quasar            Technology         Utility Income      Privatization
                         -----------------   -----------------   -----------------   -----------------
Fund Value                         $618.20             $520.20             $713.40             $890.20
One Year Total Return              -38.18%             -47.98%             -28.66%             -10.98%
Period Years                          1.00                1.00                1.00                1.00


                         Alliancebernstein                       Alliancebernstein   Alliancebernstein
                            Real Estate      Alliancebernstein     Global Dollar       American Gov'T
                            Investment         Global Bond            Gov'T               Income
                         -----------------   -----------------   -----------------   -----------------
Fund Value                         $957.10           $1,098.30           $1,090.70           $1,039.90
One Year Total Return               -4.29%               9.83%               9.07%               3.99%
Period Years                          1.00                1.00                1.00                1.00


                         Alliancebernstein
                          U.S. Gov'T/High    Alliancebernstein   Alliancebernstein   Alliancebernstein
                             Grade Sec           High Yield         Total Return       Money Market
                         -----------------   -----------------   -----------------   -----------------
Fund Value                       $1,008.30             $901.60             $827.10             $942.40
One Year Total Return                0.83%              -9.84%             -17.29%              -5.76%
Period Years                          1.00                1.00                1.00                1.00

II.  VARIABLE ANNUITY ACCOUNT ONE: STANDARDIZED 5-YEAR RETURNS

     CALCULATION OF ANNUAL RETURN

     Fund Value = 1000 (Ending Unit Value / Beginning Unit Value)

     Annual Return = (Fund Value / 1000) (1/5) - 1

     UNIT VALUES - (Not applicable)


                          Alliancebernstein    Alliancebernstein    Alliancebernstein    Alliancebernstein
                               Growth           Growth & Income       International       Premier Growth
                          -----------------    -----------------    -----------------    -----------------
Fund Value                          $934.30            $1,018.70              $942.40              $968.80
Five Year Total Return               -6.57%                1.87%               -5.76%               -3.12%
Period Years                           5.00                 5.00                 5.00                 5.00


                                                                                         Alliancebernstein
                          Alliancebernstein    Alliancebernstein    Alliancebernstein        Worldwide
                               Quasar              Technology         Utility Income       Privatization
                          -----------------    -----------------    -----------------    -----------------
Fund Value                          $886.30              $978.50              $977.40              $993.00
Five Year Total Return              -11.37%               -2.15%               -2.26%               -0.70%
Period Years                           5.00                 5.00                 5.00                 5.00


                          Alliancebernstein                         Alliancebernstein    Alliancebernstein
                             Real Estate       Alliancebernstein      Global Dollar        Americas Gov't
                             Investment          Global Bond              Gov't               Income
                          -----------------    -----------------    -----------------    -----------------
Fund Value                          $999.20            $1,027.00            $1,053.40            $1,058.60
Five Year Total Return               -0.08%                2.70%                5.34%                5.86%
Period Years                           5.00                 5.00                 5.00                 5.00


                          Alliancebernstein
                           U.S Gov't/High      Alliancebernstein    Alliancebernstein    Alliancebernstein
                              Grade Sec            High Yield          Total Return         Money Market
                          -----------------    -----------------    -----------------    -----------------
Fund Value                        $1,043.10              $954.70            $1,030.10            $1,022.00
Five Year Total Return                4.31%               -4.53%                3.01%                2.20%
Period Years                           5.00                 5.00                 5.00                 5.00

* Standardized 5-year returns for these portfolios are not available because the portfolios were not in the separate account for five full years.

III.  VARIABLE ANNUITY ACCOUNT ONE:  STANDARDIZED 10-YEAR RETURNS

      CALCULATION OF ANNUAL RETURN

      Fund Value = 1000 (Ending Unit Value / Beginning Unit Value)

      Annual Return = (Fund Value / 1000) (1/10) - 1

      UNIT VALUES - (Not applicable)

                         Alliancebernstein    Alliancebernstein    Alliancebernstein    Alliancebernstein
                              Growth *         Growth & Income       International        Premier Growth
                         -----------------    -----------------    -----------------    -----------------
Fund Value                             N/A            $1,096.40            $1,010.50            $1,074.20
Ten Year Total Return                  N/A                9.64%                1.05%                7.42%
Period Years                         10.00                10.00                10.00                10.00


                                                                                        Alliancebernstein
                         Alliancebernstein    Alliancebernstein    Alliancebernstein         Worldwide
                              Quasar *           Technology *       Utility Income *      Privatization *
                         -----------------    -----------------    -----------------    -----------------
Fund Value                             N/A                  N/A                  N/A                  N/A
Ten Year Total Return                  N/A                  N/A                  N/A                  N/A
Period Years                         10.00                10.00                10.00                10.00


                         Alliancebernstein                         Alliancebernstein    Alliancebernstein
                            Real Estate       Alliancebernstein      Global Dollar       Americas Gov'T
                            Investment *         Global Bond             Gov'T *            Income *
                         -----------------    -----------------    -----------------    -----------------
Fund Value                             N/A            $1,045.10                  N/A                  N/A
Ten Year Total Return                  N/A                4.51%                  N/A                  N/A
Period Years                         10.00                10.00                10.00                10.00


                         Alliancebernstein
                          U.S. Gov'T/High     Alliancebernstein    Alliancebernstein    Alliancebernstein
                             Grade Sec          High Yield *         Total Return        Money Market *
                         -----------------    -----------------    -----------------    -----------------
Fund Value                       $1,047.80                  N/A            $1,069.60                  N/A
Ten Year Total Return                4.78%                  N/A                6.96%                  N/A
Period Years                         10.00                10.00                10.00                10.00

* Standardized 10-year returns for these portfolios are not available because the portfolios were not in the separate account for ten full years.

IV.  VARIABLE ANNUITY ACCOUNT ONE:  STANDARDIZED LIFETIME RETURNS

     Fund Value = 1000 (31 - December - 2002 / Inception Date Unit Value)

     Annual Return = (Fund Value / 1000) (1/period) - 1

                                          Alliancebernstein   Alliancebernstein   Alliancebernstein   Alliancebernstein
                                               Growth          Growth & Income      International      Premier Growth
                                          -----------------   -----------------   -----------------   -----------------
Fund Value                                        $1,062.20          $1,099.90            $1,010.50           $1,082.80
Annualized Total Return Since Inception               6.22%              9.99%                1.05%               8.28%
Period Years                                           8.30              10.49                10.01               10.49


                                                                                                      Alliancebernstein
                                          Alliancebernstein   Alliancebernstein   Alliancebernstein       Worldwide
                                               Quasar            Technology         Utility Income      Privatization
                                          -----------------   -----------------   -----------------   -----------------
Fund Value                                          $945.90           $1,000.90           $1,040.10           $1,039.00
Annualized Total Return Since Inception              -5.41%               0.09%               4.01%               3.90%
Period Years                                           6.41                6.98                8.65                8.28


                                          Alliancebernstein                       Alliancebernstein   Alliancebernstein
                                             Real Estate      Alliancebernstein     Global Dollar       Americas Gov'T
                                             Investment         Global Bond            Gov'T                Income
                                          -----------------   -----------------   -----------------   -----------------
Fund Value                                        $1,030.50           $1,042.60           $1,089.60           $1,068.10
Annualized Total Return Since Inception               3.05%               4.26%               8.96%               6.81%
Period Years                                           5.98               10.49                8.67                8.67


                                          Alliancebernstein
                                           U.S. Gov'T/High    Alliancebernstein   Alliancebernstein   Alliancebernstein
                                              Grade Sec          High Yield         Total Return         Money Market
                                          -----------------   -----------------   -----------------   -----------------
Fund Value                                        $1,044.80             $960.00           $1,069.60           $1,025.70
Annualized Total Return Since Inception               4.48%              -4.00%               6.96%               2.57%
Period Years                                          10.29                5.18               10.01                9.91

* The "Annualized Total Return Since Inception" for all portfolios less than 1 year are not annualized.

IV.  CALCULATION OF STANDARDIZED ANNUAL RETURN

     UNIT VALUES:


                             Alliancebernstein    Alliancebernstein    Alliancebernstein    Alliancebernstein
                                  Growth           Growth & Income       International       Premier Growth
                             -----------------    -----------------    -----------------    -----------------
Inception Dates                       09/15/94             07/08/92             12/28/92             07/08/92
Inception Date Unit Value               $10.00               $10.00               $10.00               $10.00
12/31/2002                              $10.62               $11.00               $10.11               $10.83


                                                                                            Alliancebernstein
                             Alliancebernstein    Alliancebernstein    Alliancebernstein        Worldwide
                                  Quasar             Technology         Utility Income        Privatization
                             -----------------    -----------------    -----------------    -----------------
Inception Dates                       08/05/96             01/11/96             05/10/94             09/23/94
Inception Date Unit Value               $10.00               $10.00               $10.00               $10.00
12/31/2002                               $9.46               $10.01               $10.40               $10.39


                             Alliancebernstein                         Alliancebernstein    Alliancebernstein
                                Real Estate       Alliancebernstein      Global Dollar       Americas Gov'T
                                Investment           Global Bond             Gov'T               Income
                             -----------------    -----------------    -----------------    -----------------
Inception Dates                       01/09/97             07/08/92             05/02/94             05/03/94
Inception Date Unit Value               $10.00               $10.00               $10.00               $10.00
12/31/2002                              $10.31               $10.43               $10.90               $10.68


                             Alliancebernstein
                              U.S. Gov'T/High     Alliancebernstein    Alliancebernstein    Alliancebernstein
                                 Grade Sec           High Yield          Total Return          Money Market
                             -----------------    -----------------    -----------------    -----------------
Inception Dates                       09/17/92             10/27/97             12/28/92             02/03/93
Inception Date Unit Value               $10.00               $10.00               $10.00               $10.00
12/31/2002                              $10.45                $9.60               $10.70               $10.26

I.  VARIABLE ANNUITY ACCOUNT ONE:  HYPOTHETICAL 1-YEAR RETURNS

    CALCULATION OF ANNUAL RETURN

    Fund Value = 1000 (Ending Unit Value / Beginning Unit Value)

    Annual Return = (Fund Value / 1000) - 1

    UNIT VALUES - (not applicable)

                         Alliancebernstein    Alliancebernstein    Alliancebernstein    Alliancebernstein
                              Growth           Growth & Income       International       Premier Growth
                         -----------------    -----------------    -----------------    -----------------
Fund Value                         $654.60              $714.00              $780.90              $629.30
One Year Total Return              -34.54%              -28.60%              -21.91%              -37.07%
Period Years                          1.00                 1.00                 1.00                 1.00


                                                                                        Alliancebernstein
                         Alliancebernstein    Alliancebernstein    Alliancebernstein        Worldwide
                              Quasar             Technology         Utility Income        Privatization
                         -----------------    -----------------    -----------------    -----------------
Fund Value                         $618.20              $520.20              $713.40              $890.20
One Year Total Return              -38.18%              -47.98%              -28.66%              -10.98%
Period Years                          1.00                 1.00                 1.00                 1.00


                         Alliancebernstein                         Alliancebernstein    Alliancebernstein
                            Real Estate       Alliancebernstein      Global Dollar       Americas Gov'T
                            Investment           Global Bond             Gov'T               Income
                         -----------------    -----------------    -----------------    -----------------
Fund Value                         $957.10            $1,098.30            $1,090.70            $1,039.90
One Year Total Return               -4.29%                9.83%                9.07%                3.99%
Period Years                          1.00                 1.00                 1.00                 1.00


                         Alliancebernstein
                          U.S. Gov'T/High     Alliancebernstein    Alliancebernstein    Alliancebernstein
                             Grade Sec           High Yield          Total Return         Money Market
                         -----------------    -----------------    -----------------    -----------------
Fund Value                       $1,008.30              $901.60              $827.10              $942.40
One Year Total Return                0.83%               -9.84%              -17.29%               -5.76%
Period Years                          1.00                 1.00                 1.00                 1.00

II.  VARIABLE ANNUITY ACCOUNT ONE:  HYPOTHETICAL 5-YEAR RETURNS

     CALCULATION OF ANNUAL RETURN

     Fund Value = 1000 (Ending Unit Value / Beginning Unit Value)

     Annual Return = (Fund Value / 1000) (1/5) - 1

     UNIT VALUES - (Not applicable)


                         Alliancebernstein   Alliancebernstein   Alliancebernstein   Alliancebernstein
                              Growth          Growth & Income      International      Premier Growth
                         -----------------   -----------------   -----------------   -----------------
Fund Value                         $934.30           $1,018.70             $942.40             $968.80
Five Year Total Return              -6.57%               1.87%              -5.76%              -3.12%
Period Years                          5.00                5.00                5.00                5.00


                                                                                     Alliancebernstein
                         Alliancebernstein   Alliancebernstein   Alliancebernstein       Worldwide
                               Quasar           Technology         Utility Income      Privatization
                         -----------------   -----------------   -----------------   -----------------
Fund Value                         $886.30             $978.50             $977.40             $993.00
Five Year Total Return             -11.37%              -2.15%              -2.26%              -0.70%
Period Years                          5.00                5.00                5.00                5.00


                         Alliancebernstein                       Alliancebernstein   Alliancebernstein
                            Real Estate      Alliancebernstein     Global Dollar      Americas Gov'T
                            Investment          Global Bond            Gov'T              Income
                         -----------------   -----------------   -----------------   -----------------
Fund Value                         $999.20           $1,027.00           $1,053.40           $1,058.60
Five Year Total Return              -0.08%               2.70%               5.34%               5.86%
Period Years                          5.00                5.00                5.00                5.00


                         Alliancebernstein
                          U.S. Gov'T/High    Alliancebernstein   Alliancebernstein   Alliancebernstein
                             Grade Sec          High Yield         Total Return        Money Market
                         -----------------   -----------------   -----------------   -----------------
Fund Value                       $1,043.10             $954.70           $1,030.10           $1,022.00
Five Year Total Return               4.31%              -4.53%               3.01%               2.20%
Period Years                          5.00                5.00                5.00                5.00

* 5-year returns for these portfolios are not available because the portfolios were not available for five full years.

III.  VARIABLE ANNUITY ACCOUNT ONE:  HYPOTHETICAL 10-YEAR RETURNS

      CALCULATION OF ANNUAL RETURN

      Fund Value = 1000 (Ending Unit Value / Beginning Unit Value)

      Annual Return = (Fund Value / 1000) (1/10) - 1

      UNIT VALUES - (Not applicable)

                          Alliancebernstein    Alliancebernstein    Alliancebernstein    Alliancebernstein
                              Growth *          Growth & Income       International       Premier Growth
                          -----------------    -----------------    -----------------    -----------------
Fund Value                              N/A            $1,096.40            $1,010.50            $1,074.20
Ten Year Total Return                   N/A                9.64%                1.05%                7.42%
Period Years                          10.00                10.00                10.00                10.00


                                                                                         Alliancebernstein
                          Alliancebernstein    Alliancebernstein    Alliancebernstein        Worldwide
                               Quasar *          Technology *       Utility Income *      Privatization *
                          -----------------    -----------------    -----------------    -----------------
Fund Value                              N/A                  N/A                  N/A                  N/A
Ten Year Total Return                   N/A                  N/A                  N/A                  N/A
Period Years                          10.00                10.00                10.00                10.00


                          Alliancebernstein                         Alliancebernstein    Alliancebernstein
                             Real Estate       Alliancebernstein      Global Dollar       Americas Gov'T
                             Investment *         Global Bond            Gov'T *              Income *
                          -----------------    -----------------    -----------------    -----------------
Fund Value                              N/A            $1,045.10                  N/A                  N/A
Ten Year Total Return                   N/A                4.51%                  N/A                  N/A
Period Years                          10.00                10.00                10.00                10.00


                          Alliancebernstein
                           U.S. Gov'T/High     Alliancebernstein    Alliancebernstein    Alliancebernstein
                              Grade Sec          High Yield *         Total Return        Money Market *
                          -----------------    -----------------    -----------------    -----------------
Fund Value                        $1,047.80                  N/A            $1,069.60                  N/A
Ten Year Total Return                 4.78%                  N/A                6.96%                  N/A
Period Years                          10.00                10.00                10.00                10.00

* 10-year returns for these portfolios are not available because the portfolios were not available for ten full years.

IV.  VARIABLE ANNUITY ACCOUNT ONE:  HYPOTHETICAL LIFETIME RETURNS

     Fund Value = 1000 (31 - December - 2002 / Inception Date Unit Value)

     Annual Return = (Fund Value / 1000) (1/period) - 1

                                          Alliancebernstein   Alliancebernstein   Alliancebernstein   Alliancebernstein
                                                Growth         Growth & Income      International      Premier Growth
                                          -----------------   -----------------   -----------------   -----------------
Fund Value                                        $1,062.20           $1,099.60           $1,010.50           $1,082.80
Annualized Total Return Since Inception               6.22%               9.96%               1.05%               8.28%
Period Years                                           8.30               11.97               10.01               10.52


                                                                                                      Alliancebernstein
                                          Alliancebernstein   Alliancebernstein   Alliancebernstein       Worldwide
                                               Quasar             Technology       Utility Income       Privatization
                                          -----------------   -----------------   -----------------   -----------------
Fund Value                                          $945.90           $1,000.90           $1,040.10           $1,039.00
Annualized Total Return Since Inception              -5.41%               0.09%               4.01%               3.90%
Period Years                                           6.41                6.98                8.65                8.28


                                          Alliancebernstein                       Alliancebernstein   Alliancebernstein
                                             Real Estate      Alliancebernstein     Global Dollar      Americas Gov'T
                                             Investment          Global Bond           Gov'T               Income
                                          -----------------   -----------------   -----------------   -----------------
Fund Value                                        $1,030.50           $1,042.20           $1,089.60           $1,068.10
Annualized Total Return Since Inception               3.05%               4.22%               8.96%               6.81%
Period Years                                           5.98               11.47                8.67                8.67


                                          Alliancebernstein
                                           U.S. Gov'T/High    Alliancebernstein   Alliancebernstein   Alliancebernstein
                                              Grade Sec           High Yield        Total Return         Money Market
                                          -----------------   -----------------   -----------------   -----------------
Fund Value                                        $1,044.80             $960.00           $1,069.60           $1,025.70
Annualized Total Return Since Inception               4.48%              -4.00%               6.96%               2.57%
Period Years                                          10.29                5.18               10.01                9.91

* The "Annualized Total Return Since Inception" for all portfolios less than 1 year are not annualized.

IV.  CALCULATION OF HYPOTHETICAL ANNUAL RETURN

     UNIT VALUES:

                            Alliancebernstein   Alliancebernstein   Alliancebernstein   Alliancebernstein
                                 Growth          Growth & Income      International      Premier Growth
                            -----------------   -----------------   -----------------   -----------------
Inception Dates                      09/15/94            01/14/91            12/28/92            06/26/92
Inception Date Unit Value              $10.00              $10.00              $10.00              $10.00
12/31/2002                             $10.62              $11.00              $10.11              $10.83


                                                                                        Alliancebernstein
                            Alliancebernstein   Alliancebernstein   Alliancebernstein       Worldwide
                                 Quasar            Technology        Utility Income       Privatization
                            -----------------   -----------------   -----------------   -----------------
Inception Dates                      08/05/96            01/11/96            05/10/94            09/23/94
Inception Date Unit Value              $10.00              $10.00              $10.00              $10.00
12/31/2002                              $9.46              $10.01              $10.40              $10.39


                            Alliancebernstein                       Alliancebernstein   Alliancebernstein
                               Real Estate      Alliancebernstein     Global Dollar      Americas Gov'T
                               Investment          Global Bond            Gov'T              Income
                            -----------------   -----------------   -----------------   -----------------
Inception Dates                      01/09/97            07/15/91            05/02/94            05/03/94
Inception Date Unit Value              $10.00              $10.00              $10.00              $10.00
12/31/2002                             $10.31              $10.42              $10.90              $10.68


                            Alliancebernstein
                             U.S. Gov'T/High    Alliancebernstein   Alliancebernstein   Alliancebernstein
                                Grade Sec          High Yield         Total Return         Money Market
                            -----------------   -----------------   -----------------   -----------------
Inception Dates                      09/17/92            10/27/97            12/28/92            02/03/93
Inception Date Unit Value              $10.00              $10.00              $10.00              $10.00
12/31/2002                             $10.45               $9.60              $10.70              $10.26